Exhibit 10.30

English translation

No. 1061188

Loan Contract

Bank of Communications Nanjing Branch

Version 2006

No.

Loan Contract

Important Notice

The Borrower is advised to read carefully the entire text of this contract, especially those provisions marked with . Please do not hesitate to contact the Lender for explanation to any question that arises.

Borrower: CEEG Nanjing PV-Tech Co., Ltd

Legal Representative (Responsible Person): Lu Tingxiu

Legal Address: Jiangning

Correspondence Address: Jiangning

Lender: Bank of Communications Nanjing Branch

Responsible Person: Kang Dingxuan

Communication Address: 124 Zhongshan North Road, Nanjing

Whereas, the Borrower has applies to the Lender for loan, after negotiation, this Contract is entered into between the Borrower and the Lender, to clarify their respective rights and obligations.

Article 1 Loan

1.1 Currency: RMB

1.2 Amount (in words): Sixty million .

1.3 The loan under this Contract is used only as: working capital.

1.4 Term of Loan: From November 30, 2006 to November 29, 2007.

Article 2 Interest Rate and the Calculation and Payment of Interest

2.1 ☑ RMB Fixed Interest Rate: 6.12% (✓Year Month).

☐ RMB Floating Interest Rate: The interest rate shall be         /         upward         /         downward the base interest rate              (term) after the effectiveness of this Contract. In case of an adjustment of the base interest rate made by the People’s Bank, the Lender has the right to adjust the interest rate hereunder, commencing from the date of such adjustment. The extend of upward/ downward shall be unchanged. Should the base interest rate be floating interest rate or be cancelled after such adjustment , both parties shall decide the interest rate after negotiations, however, the interest rate after adjustment shall not be lower than the interest rate then; Should such agreement be not reached one month after such adjustment, the Lender has the right to declare that loan hereunder shall be mature in advance.

☐ (foreign currency) interest rate         /        ;

2.2 Daily interest rate=monthly interest rate/30, monthly interest rate=annual interest rate/12.

2.3 Calculation of Interest

2.3.1 Normal Interest = Interest Rate under This Contract * Loan Advanced * Number of Possession Days. The number of possession days shall be calculated commencing on the granting date and ending on the maturity date.

2.3.2 Penalty interest for overdue loan and appropriated loan shall be calculated on the basis of the amount of overdue or impropriated loan and actual number of days. The penalty interest rate for the overdue loan shall be 50% upward of the interest rate as specified in this Contract, and that for the appropriated loan shall be 100% upward of the interest rate as specified in this Contract, in case of a RMB loan; In case of an adjustment of the base interest rate made by the People’s Bank, the Lender, commencing from the date of adjustment, has the right to adjust the penalty interest rate hereunder; and 20% upward of the interest rate as specified in this Contract in case of a foreign currency loan.

2.4 The interest for the loan hereunder shall be paid according to the second of the following methods. The interest shall be completely paid with the principle on the maturity date. Interest settlement day shall be the interest payment day:

(1)	Interest shall be settled on 20th day of the last month of each quarter;

(2)	Interest shall be settled on 20th day of each month.

2.5 Others

    /

Article 3 Granting and Repayment of Loan

3.1 To draw the loan, the Borrower shall handle the relevant formalities at least three bank working days in advance. In addition, the drawdown shall be conducted in accordance with the following plan.

Date of Granting                                                         Amount Issued

         (mm)/          (dd)/          (yy);                     /                      (in words)

         (mm)/          (dd)/          (yy);                     /                      (in words)

         (mm)/          (dd)/          (yy);                     /                      (in words)

3.2 The Lender shall have the right to withhold a loan before all of the following conditions are satisfied:

(1)	The Borrower has properly handled the relevant government permit, approval, registration and other formalities as required by the Lender, and the said permit, approval, registration and other formalities shall be continuously valid;

(2)	The security contract hereunder (if any) has taken into effect and will be continuously effective;

(3)	There is no material adverse change in the operation and financial condition of the Borrower;

(4)	The Borrower has not violated any provision of this Contract.

3.3 The actual date of granting and the amount of loan granted shall be governed by the date and the amount as stated in the indebtedness certificate.

3.4 The Borrower shall repay as scheduled the loan amount according to the maturity date as specified in Article 1.4 and the following plan. Should the maturity date registered in the loan certificate be different from that as agreed on in this Contract, the former shall prevail:

Maturity Date                                                 Repayment

Amount

         (mm)/          (dd)/          (yy);                     /                      (in words)

         (mm)/          (dd)/          (yy);                     /                      (in words)

         (mm)/          (dd)/          (yy);                     /                      (in words)

         (mm)/          (dd)/          (yy);                     /                      (in words)

3.5 The Borrower shall not early repay the loan without the written consent of the Lender.

Article 4 Representations and Warranties of the Borrower

4.1 The Borrower is an independent civil entity legally incorporated and existing with full capacity to enforce all the essential rights, perform in his own name all his obligations under this Contract, and undertake all his civil responsibilities.

4.2 Execution and performance of this Contract is out of the authentic intention of the Borrower with all necessary consent, approval and authorization and without any defect in law.

4.3 All the documents, statements, materials and information provided by the Borrower to the Lender during the execution and performance of this Contract are true, accurate, complete and valid, and the Borrower does not reveal any information which may affect its financial condition and ability of repayment from the Lender.

Article 5 Rights and Obligations of the Lender

5.1 The Lender shall have the right to recover the principal and interest (including compound interest, overdue interest and appropriated interest) of the loan, collect from the Borrower the expense(s) payable, and exercise other rights as regulated by the relevant laws or specified in this Contract.

5.2 The Lender shall keep confidential the financial and operational materials and information provided by the Borrower, unless otherwise regulated by laws or specified in this Contract.

Article 6 Obligations of the Borrower

6.1 The Borrower shall repay the loan principal and the related interest under this Contract in accordance with the schedule, amount, and currency specified in this Contract.

6.2 The Borrower shall not appropriate the loan hereunder.

6.3 The Borrower shall undertake the expenses hereunder, including but not limited to notarization fee, authentication fee, appraisal fee and registration fee.

6.4 The Borrower shall comply with the relevant business system and operational practice as adopted by the Lender relating to loan operation, including but not limited to cooperating with the Lender in the supervision and inspection over the use of loan and the business operation of the Borrower; provide promptly all the financial statements and other data and information as requested by the Lender; and ensure that the documents, materials and information provided are authentic, complete and accurate.

6.5 The Borrower shall give the Lender at least a thirty-day written notice if any of the following occurs, and shall not take action before full repayment of the loan principal and interest due under this Contract, or provision of a repayment plan and security acceptable to the Lender:

(1)	Sales, donation, lease, lending, transfer, mortgage, pledge or otherwise disposal of its material asset, or all of or most of the asset;

(2)	Material change or possible material change in operation system or the constituency of property right, including but not limited to contracting, leasing, joint operation, incorporation reform, stockholding system restructuring, sale of enterprise, consolidation (merger), equity/contractual joint venture, division, establishing subsidiaries, property right transfer, capital reduction.

6.6 The Borrower shall notify the Lender in writing within seven days upon the incurrence or the threatened incurrence of the following events:

(1)	Modification of articles of association, change of corporate name, legal representative (responsible person), location, correspondence address or business scope and other industry and commerce registration matters; decisions that materially affect financial affairs or human resources;

(2)	The Borrower or the Guarantor intends to apply for bankruptcy or may be or have been applied by creditors for bankruptcy;

(3)	The Borrower is involved in material litigation or arbitration, or its material asset or collateral hereunder is imposed on enforcement measures such as property preservation;

(4)	The Borrower provides guarantee to any third party and such guarantee results in material adverse influence upon the Borrower’s financial condition or the ability to perform the obligations hereunder;

(5)	The Borrower concludes any contract having material influence upon its operation and financial condition;

(6)	Cessation of production, going out of business, cancellation of business registration or revocation of business license on the part of the Borrower or the Guarantor;

(7)	The Borrower, its legal representative (responsible person) or executives are involved in illegal activities;

(8)	Serious difficulties in operation, deterioration of financial condition, or other events having negative influence upon the operation, financial condition or the ability to repay debts of the Borrower.

6.7 In the event of any change in the security hereunder adverse to the Lender’s right, the Borrower shall provide promptly other security acceptable to the Lender as required by the Lender.

“Change” in this Clause includes but not limited to the cessation of production, going out of business, dissolution of business, suspension of business for regulatory measures, cancellation of business registration or revocation of business license on the part of the Guarantor; materially adverse changes in the business operation or financial situation of the Guarantor; major litigation or arbitration the Guarantor is involved in; material decrease or threatened decrease in the value of the collateral or being imposed on coercive measures such as property preservation; default by the Guarantor under the Guarantee Contract; dispute between the Guarantor and the Borrower; request by the Guarantor for termination of the Guarantee Contract; the Guarantee Contract is yet to be effective, or invalid, or cancelled; the secured right is not existing or is invalid; or other incidents materially affecting the security of the creditor’s right of the Lender.

Article 7 Other Items Agreed On

7.1 During the period of execution of this Contract, the relationship between the Borrower and the Security (☑ guarantor ☐mortgager ☐pledgor, the same as below) is the second of the following relations: (1) The Borrower is the shareholder or actual controller of the Security as defined by Company Law (2) The Borrower is not the shareholder nor actual controller of the Security and doesn’t plan to be its shareholder or actual controller.

7.2     /

Article 8 Early Maturity of the Loan

Should any of the following circumstances occurs, the Lender shall have the right to withhold the loan to be granted to the Borrower under this Contract, declare, at its sole discretion, partial or complete early maturity of the loan for the Borrower under this Contract and demanding the Borrower to promptly repay all the principal due and settle the related interest:

(1)	The representations and warranties made by Borrower under Article 4 are found to be incorrect.

(2)	The Borrower has violated the provision of this Contract;

(3)	Any of the matters as listed in Article 6.6 to be notified occurs and the Lender considers such event will affect the security for its creditor’s right;

(4)	The Borrower has committed, in his performance of other contracts signed with the Lender, a breaching act, such as delay in performance and fails to remedy it even after advised by the Lender.

Article 9 Breach of Contract

9.1 If the Borrower fails to repay the principal of the loan and the interest in full on schedule, or fails to use the loan for the purpose as specified herein, the Lender will calculate and claim the interest based on the overdue interest or penalty interest rate for the appropriated loan, and calculate and claim the compound interest on the interest overdue.

9.2 If the Borrower fails to repay in full the principal of the loan and the interest in full on schedule, it shall undertake the expense of pressing for repayment, legal costs (arbitration costs), preservation cost, proclamation cost, enforcement cost, lawyer’s fee, travel expense and other expenses paid by the Lender for realization of the Creditor’s right.

9.3 If the Borrower evades the supervision by the Lender, delays repayment of loan principal and interest, mala fide evades or repudiates debts, the Lender shall be entitled to publicly report such behavior to the relevant organizations and publicize through media.

Article 10 Agreement on Deduction

10.1 The Borrower authorizes the Lender to deduct and transfer the funds in any accounts that Borrower has opened with Bank of Communications to discharge the principle of the loan, interest, penalty interest, compound interest and other expenses due and payable by the Borrower.

10.2 Upon deduction and transfer, the Lender shall notify the Borrower of the account number, loan contract number, loan document number, deduction amount and the remaining amount of debt relating to such deduction and transfer.

10.3 If the deducted and transferred amount is insufficient for discharging all the debts of the Borrower, the amount shall first be used to pay for the unpaid expenses due. If the repayment of principal and interest is overdue less than ninety days, the balance after payment of the expenses will be first used to pay the outstanding interest or penalty interest, compound interest due and then the outstanding principal; if the repayment of principal or interest is overdue exceeding ninety days, the balance after paying the expenses will be first used to pay the outstanding principal and then the outstanding interest or penalty interest and compound interest.

10.4 Should the currency of the amount deducted be different from that of the loan to be repaid, such amount will be exchanged at a rate promulgated by the Bank of Communications on the deduction and transfer day.

Article 11 Dispute Resolution

Any dispute hereunder shall be settled through the first of the following methods. During the dispute, the parties should continue to perform the terms that are not in dispute.

(1) Legal action at the court of jurisdiction in the place of Lender.

(2) Application for arbitration with              Arbitration Commission in accordance with the arbitration the present and effective rules at the time of application. The arbitral award is final and binding upon both parties.

Article 12 Miscellaneous

12.1 The indebtedness certificate under this Contract, and the relevant documents and materials confirmed by the two parties shall form an integral part of this Contract.

12.2 The Contract shall come into effect after the execution of the legal representatives (responsible person) or duly authorized representatives of the Borrower and the Lender.

12.3 This Contract is executed in three counterparts, with each of the Parties hereto and the guarantor holding one.

(There is no text in this page below.)

The Borrower has read all the above provisions; the Lender has made the explanations in response to the request by the Borrower; and the Borrower has no objection to all the particulars.

Borrower (Seal)	Lender (Seal)
CEEG (Nanjing) PV-Tech Co., Ltd.	Bank of Communications Nanjing Branch
(Seal)	(Seal)
Legal Representative (Responsible Person) Authorized or Authorized Representative	(Responsible Person) or Representative
(Signature or Seal)	(Signature or Seal)
/s/ Lu Tingxiu	/s/

Date: November 30, 2006	Date: November 30, 2006